EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Interups Inc. (the “Company”) on Form 10-K for the fiscal year ended May 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Hadlet W. Donenberg, Interim Chief Executive Officer, and Laxmi Prasad, Interim Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 11, 2016

/s/Hadley W. Donenberg

Hadley W. Donenberg

Interim Chief Executive Officer

/s/ Laxmi Prasad

Laxmi Prasad

Interim Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Interups Inc. and will be retained by Interups Inc. and furnished to the Securities and Exchange Commission or its staff upon request.